                                                                   EXHIBIT 10.73



================================================================================


                  LIMITED LIABILITY COMPANY OPERATING AGREEMENT

                                       OF

                                  APERION LLC,

                      A DELAWARE LIMITED LIABILITY COMPANY

                                  JUNE 15, 1999


================================================================================


NEITHER THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE REGULATORY AUTHORITY HAS APPROVED OR DISAPPROVED THIS LIMITED LIABILITY COMPANY OPERATING AGREEMENT OR THE LIMITED LIABILITY COMPANY MEMBERSHIP INTERESTS ("INTERESTS") PROVIDED FOR HEREIN. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

THE INTERESTS HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, INCLUDING THE RULES AND REGULATIONS THEREUNDER (THE "SECURITIES ACT"), AND THE COMPANY IS UNDER NO OBLIGATION TO REGISTER THE INTERESTS UNDER THE SECURITIES ACT IN THE FUTURE.

AN INTEREST MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED. ADDITIONAL RESTRICTIONS ON THE TRANSFER OF INTERESTS ARE CONTAINED IN ARTICLE XI OF THIS AGREEMENT. BASED UPON THE FOREGOING, EACH ACQUIRER OF AN INTEREST MUST BE PREPARED TO BEAR THE ECONOMIC RISK OF INVESTMENT THEREIN FOR AN INDEFINITE PERIOD OF TIME.



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                                TABLE OF CONTENTS



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ARTICLE I FORMATION OF LIMITED LIABILITY COMPANY.................................................................1

         1.1      Formation......................................................................................1
         1.2      Name and Principal Place of Business...........................................................1
         1.3      Office for Records and Agent for Service of Process............................................1
         1.4      Agreement......................................................................................1
         1.5      Purposes.......................................................................................1
         1.6      Definitions....................................................................................2
         1.7      Term...........................................................................................2

ARTICLE II MEMBERSHIP............................................................................................2

         2.1      Members........................................................................................2
         2.2      Representations and Warranties.................................................................2
         2.3      Participation..................................................................................2
         2.4      Substitute Members.............................................................................3
         2.5      Additional Members.............................................................................3
         2.6      Resignation or Withdrawal of a Member..........................................................3
         2.7      Bankruptcy of Dissolution of a Member..........................................................3
         2.8      Rights of Dissociated Member...................................................................3
         2.9      No Contracts...................................................................................3
         2.10     Other Ventures and Activities..................................................................4
         2.11     Member Expenses................................................................................4
         2.12     Member Compensation............................................................................4
         2.13     Tax Matters....................................................................................4

ARTICLE III CONTRIBUTIONS TO CAPITAL.............................................................................5

         3.1      Capital Commitments............................................................................5
         3.2      Equalizing Contributions.......................................................................6
         3.3      Additional Contributions and Loans.............................................................6
         3.4      Interest.......................................................................................6
         3.5      Failure To Make Capital Contribution...........................................................6

ARTICLE IV ACTION BY MEMBERS.....................................................................................6

         4.1      Meetings of Members............................................................................6
         4.2      Voting Standard................................................................................7

ARTICLE V OVERSIGHT, RESTRICTIONS; EXPENSES......................................................................7

         5.1      Oversight by Board of Managers.................................................................7
         5.2      Number; Vacancies..............................................................................7
         5.3      Meetings of Managers...........................................................................7
         5.4      Voting Procedures..............................................................................8
         5.5      Action Without Meeting.........................................................................8
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                                TABLE OF CONTENTS
                                  (Continued)


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         5.6      Normal Functions of Board of Managers..........................................................8
         5.7      Executive Committee............................................................................9
         5.8      Conflict of Interest Matters..................................................................10
         5.9      Loss of Vote..................................................................................10
         5.10     Manager Compensation and Expenses.............................................................10

ARTICLE VI NOTICES..............................................................................................11

         6.1      Notices.......................................................................................11
         6.2      Waiver of Notice..............................................................................11

ARTICLE VII OFFICERS............................................................................................11

         7.1      Chair.........................................................................................11
         7.2      General Manager...............................................................................11
         7.3      Other Officers................................................................................12
         7.4      Contracts.....................................................................................12

ARTICLE VIII ACCOUNTING AND RECORDS.............................................................................12

         8.1      Financial Statements and Records..............................................................12
         8.2      Inspection of Books...........................................................................12
         8.3      Annual and Monthly Reports....................................................................12
         8.4      Tax Returns...................................................................................13

ARTICLE IX ALLOCATIONS..........................................................................................13

         9.1      Allocation of Net Income or Net Loss..........................................................13
         9.2      Partnership Status............................................................................13

ARTICLE X DISTRIBUTIONS.........................................................................................13

         10.1     Allocation of Distributions among Members.....................................................13
         10.2     Discretionary Distributions...................................................................13
         10.3     No Other Withdrawals..........................................................................13

ARTICLE XI TRANSFERS............................................................................................14

         11.1     Transfer of Membership........................................................................14
         11.2     Transfer Void.................................................................................14
         11.3     Transfer of Control of Member.................................................................14
         11.4     Transfer of Control of Members or their Affiliates............................................14

ARTICLE XII BUY-SELL PROVISION..................................................................................15

         12.1     Application...................................................................................15
         12.2     Procedures....................................................................................16
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                                TABLE OF CONTENTS
                                  (Continued)


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ARTICLE XIII INDEMNIFICATION AND LIMITATION OF LIABILITY........................................................16

         13.1     Indemnification...............................................................................16
         13.2     Limitation of Liability.......................................................................17

ARTICLE XIV TERMINATION.........................................................................................17

         14.1     Termination...................................................................................17
         14.2     Continuance of the Company....................................................................18
         14.3     Authority to Wind Up..........................................................................18
         14.4     Winding Up and Certificate of Cancellation....................................................18
         14.5     Distribution of Assets........................................................................18
         14.6     Effect of Termination.........................................................................19

ARTICLE XV DEFINITIONS..........................................................................................19

         15.1     Definitions...................................................................................19

ARTICLE XVI DISPUTE RESOLUTION..................................................................................23

         16.1     Board of Managers Deadlock....................................................................23
         16.2     Arbitration...................................................................................23

ARTICLE XVII MISCELLANEOUS......................................................................................23

         17.1     Amendment.....................................................................................23
         17.2     Withholding Taxes.............................................................................23
         17.3     Publicity.....................................................................................24
         17.4     Further Assurances............................................................................24
         17.5     Construction..................................................................................24
         17.6     Time..........................................................................................24
         17.7     Headings......................................................................................25
         17.8     Severability..................................................................................25
         17.9     Variation of Terms............................................................................28
         17.10    Governing Law.................................................................................25
         17.11    Binding Effect................................................................................25
         17.12    Entire Agreement..............................................................................25
         17.13    Counterparts..................................................................................25
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                                   APERION LLC


                            LIMITED LIABILITY COMPANY
                               OPERATING AGREEMENT


         THIS LIMITED LIABILITY COMPANY OPERATING AGREEMENT, dated as of June 15, 1999, is by and between the persons listed on the signature page hereto as members of Aperion LLC, a Delaware limited liability company (the "Company").


                                   ARTICLE I
                     FORMATION OF LIMITED LIABILITY COMPANY

         1.1 Formation. The Members have formed the Company pursuant to the Delaware Limited Liability Company Act, Title 6, Delaware Code Ann., Section 18-101 et seq. (as amended, the "Act") by causing a certificate of formation ("Certificate") for the Company to be filed with the Delaware Secretary of State and entering into this Agreement. By this Agreement the Members intend to establish rules and regulations governing ownership and control of the Company.

         1.2 Name and Principal Place of Business. Unless and until changed in accordance with this Agreement and the Act, the name of the Company will be "Aperion LLC". The principal place of business of the Company shall be at 430 Ferguson Drive, Mountain View, California 94043 or such other place as the Board of Managers may hereafter designate.

         1.3 Office for Records and Agent for Service of Process. The Company shall maintain an office at which shall be maintained the records required by
Section 18-305 of the Act and an agent for service of process as required by
Section 18-104 of the Act. The office at which shall be maintained the records required by Section 18-305 of the Act shall be the principal office of Catalytica, Inc., 430 Ferguson Drive, Mountain View, California 94043, and the name and address of the agent for service of process shall be CorpAmerica, Inc., 30 Old Rudnick Lane, Dover, Delaware 19901, or such other person and place as the Board of Managers may hereafter designate.

         1.4 Agreement. For and in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Members executing this Agreement hereby agree to the terms and conditions of this Agreement, as it may from time to time be amended.

         1.5 Purposes. The purposes of the Company are:

             (a) to pursue all reasonable business opportunities in the Field;
and

             (b) to engage in all other lawful activities helpful, necessary or appropriate to maximize the ability of the Company to accomplish the foregoing purposes.

             1.6 Definitions. Terms not otherwise defined in this Agreement shall have the meanings set forth in Article XV.

         1.7 Term. The Company shall have perpetual existence unless this Agreement is terminated pursuant to the provisions herein.


                                   ARTICLE II
                                   MEMBERSHIP

         2.1 Members. The initial Members of the Company are each of the two Persons whose names are set forth on the initial signature page of this Agreement, each of which is admitted as a Member upon execution and delivery of this Agreement (the "Initial Members"). Additional signature pages may hereafter be added by the Board of Managers as appropriate to reflect the admission of Substitute Members or Additional Members in accordance with the provisions of this Agreement but not otherwise.

         2.2 Representations and Warranties. Each Member hereby represents and warrants to the Company and the other Member as follows:

             (a) Authorization. The Member is duly organized, validly existing, and in good standing under the law of its jurisdiction of organization; it has full power and authority to execute and enter into this Agreement and to perform its obligations hereunder; and all actions necessary for the due authorization, execution, delivery and performance by that Member of this Agreement have been duly taken. This Agreement has been duly executed and delivered by the Member and constitutes the legal obligation of the Member enforceable in accordance with its terms.

             (b) Compliance with Other Instruments. The Member's authorization, execution, delivery, and performance of this Agreement do not conflict with or violate any law applicable to the Member or any other agreement or arrangement to which such Member is a party or by which such Member or such Member's assets is bound.

             (c) Purchase Entirely for Own Account. The Member is acquiring such Member's interest in the Company for the Member's own account, not as a nominee or agent, for investment purposes only and not with a view to or for the resale, distribution, subdivision or fractionalization thereof. The Member has no contract, present intention, understanding, undertaking, agreement or arrangement of any kind with any Person to sell, transfer or pledge to any Person such Member's interest or any part thereof, nor does such Member have any plans to enter into any such agreement.

             (d) Investment Experience. The Member has such knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of its investment in the Company, is able to bear the economic risks of an investment in the Company, and is able, without materially impairing its financial condition, to hold its membership in the Company for an indefinite period of time and to suffer a complete loss of such investment.

             (e) Disclosure of Information. The Member is aware of the Company's business affairs and financial condition and has acquired all of the information about the Company it has requested from the Company and considers necessary to reach an informed and knowledgeable decision to acquire an interest in the Company.






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

             (f) Federal and State Securities Laws. The Member acknowledges that the issuance of the membership in the Company has not been registered under the Securities Act of 1933, as amended (the "Securities Act") or any state securities laws, inasmuch as they are being acquired in a transaction not involving a public offering, and under such laws, may not be resold or transferred by the Member without appropriate registration or the availability of an exemption from such requirements. In this connection, the Member represents that it is familiar with Rule 144 promulgated under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act. The Member is an "accredited investor" within the meaning of Regulation D promulgated under the Securities Act of 1933, as amended.

             (g) Brokers and Finders. The Member has not retained any investment banker, broker or finder in connection with his, her or its investment in the Company.

         2.3 Participation. Each Initial Member's Allocation Percentage shall be *** . Each Member shall be entitled to one vote and to participation in the profits, losses, capital and distributions of the Company equal to its Allocation Percentage.

         2.4 Substitute Members. A Substitute Member shall have all the rights and powers and will be subject to all the restrictions and liabilities of the Member who Transferred its membership in the Company.

         2.5 Additional Members Additional persons may be admitted to the Company as Members at whatever times and upon such terms and conditions as the Board of Managers may determine (including as to Additional Member's Capital Contribution).

         2.6 Resignation or Withdrawal of a Member. Except as specifically provided below, and subject to the provisions on Transfer contained in Article XI, no Member may resign, retire or withdraw from membership in the Company or withdraw such Member's interest in the capital of the Company prior to the dissolution and winding up of the Company.

         2.7 Bankruptcy of Dissolution of a Member. The Bankruptcy or Dissolution of a Member (i) will cause such Member to be dissociated from the Company (a "Dissociated Member"), (ii) will terminate the continued membership of such Member in the Company, and (iii) will constitute a Dissolution Event and cause a dissolution and winding up of the Company pursuant to Article XIV hereof except as expressly provided therein to the contrary.

         2.8 Rights of Dissociated Member. In the event any Member becomes a "Dissociated Member", the Dissociated Member (or such Member's legal representative) shall be entitled to participate in the winding up of the Company to the same extent as any other Member.

         2.9 No Contracts. Each Member hereby covenants not to use any actual or apparent authority or power to bind the Company to any contract or commitment, or to otherwise incur any liability to which the Company will be subject, without the express authorization of the Board of Managers. Each Member hereby agrees to indemnify and hold the Company and the


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    Confidential Treatment and filed separately with the Commission.





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other Member(s) harmless for any loss, liability, expense, damage or injury suffered or sustained by the Company and/or the other Members in consequence of such Member's exercise of such actual or apparent authority or power to bind the Company in violation of the restrictions set forth herein. Upon any material breach of a Member's obligations under this Section, the Company shall have a right of offset against all distributions under this Agreement payable to such Member (and all amounts thereafter payable to such Member or any Affiliate of such Member under any other contract binding on the Company) for amounts owed to the Company pursuant to the indemnification described in the preceding sentence.

         2.10 Other Ventures and Activities.

              (a) The Members: (i) acknowledge that the Members and their respective Affiliates are or may be involved in other research and development, manufacturing, sales or business activities; and (ii) agree that each Member and its Affiliates may engage for their own accounts and for the accounts of others in any such ventures and activities. Except as otherwise required by fiduciary duties, (i) neither the Company nor any Member shall have any right by virtue of this Agreement or the existence of the Company in and to such ventures or activities or to the income or profits derived therefrom, and (ii) the Members, their Affiliates, and other related Persons shall have no duty or obligation to make any reports to the Members or the Company with respect to any such ventures or activities.

              (b) Each Member acknowledges that the other Member(s) may be prohibited from taking action for the benefit of the Company: (i) due to confidential information acquired or obligations incurred in connection with an outside activity permitted to such Member or its Affiliates under this Section 2.10, or (ii) in connection with activities undertaken prior to the Effective Date. No Person shall be liable to the Company or any Member for any failure to act for the benefit of the Company in consequence of a prohibition described in the preceding sentence.

         2.11 Member Expenses. No Member shall be reimbursed for expenses incurred on behalf of, or otherwise in connection with, the Company except to the extent so provided in any CAT Ancillary Agreement, CombiChem Ancillary Agreement or this Section. All third-party direct expenses reasonably incurred by a Member in connection with the preparation, negotiation, execution and delivery of this Agreement and the aforesaid Ancillary Agreements and otherwise in connection with the formation of the Company shall be reimbursed by the Company upon presentation of evidence of such expenses reasonably satisfactory to the Board of Managers.

         2.12 Member Compensation. Except as provided in a CAT Ancillary Agreement or a CombiChem Ancillary Agreement, no Member shall be entitled to compensation for services provided by such Member to, or for the benefit of, the Company.

         2.13 Tax Matters.

              (a) CombiChem is hereby designated the "tax matters partner" of the Company within the meaning of Section 6231(a)(7) of the Code. Except to the extent specifically provided in the Code or the Treasury Regulations (or the laws of other relevant taxing jurisdictions), the tax matters partner shall have exclusive authority to act for or on behalf of the Company with regard to tax matters, including the authority to make (or decline to make) any available tax elections.

              (b) Except to the extent otherwise required by applicable law (disregarding for this purpose any requirement that can be avoided through the filing of an election or similar administrative procedure), the tax matters partner shall cause the Company to take the position that the Company is a "partnership" for federal, state and local income tax purposes and shall cause to be filed with the appropriate tax authorities any elections or other documents necessary to give due legal effect to such position. A Member shall not file (and each Member hereby represents that it has not filed) any income tax election or other document that is inconsistent with the Company's position regarding its classification as a "partnership" for applicable federal, state and local income tax purposes.

              (c) No Member shall file a notice with the United States Internal Revenue Service under Section 6222(b) of the Code in connection with such Member's intention to treat an item on such Member's federal income tax return in a manner which is inconsistent with the treatment of such item on the Company's federal income tax return unless such Member has, not less than 30 days prior to the filing of such notice, provided all Members with a copy of the notice and thereafter in a timely manner provides such other information related thereto as any such Member shall reasonably request.

              (d) Any Member entering into a settlement agreement with the United States Department of the Treasury which concerns a Company item shall notify all Members of such settlement agreement and its terms within 60 days after the date thereof.


                                  ARTICLE III
                            CONTRIBUTIONS TO CAPITAL

         3.1 Capital Commitments. The Members shall make Capital Contributions to the Company each year in the amount mutually agreed upon in the Annual Budget established for such year in accordance with Section 5.6(a) hereof, as the same may be amended from time to time by the Board of Managers during the year. To the extent agreed in the Annual Budget, such Capital Contributions may be made in the form or cash, property or services. If property is to be contributed, such contributions shall be equal to the fair market value of the property contributed and shall be made at or before the time set forth in the Annual Budget. If services are to be contributed, such services shall be valued in accordance with the Services Agreement and shall be contributed at or before the time set forth in the Annual Budget and in conformity with the Services Agreement. Cash Capital Contributions shall be contributed on an as-needed basis or on a costs-incurred basis at such time or times as the Board of Managers determines to be necessary or advisable for the proper and effective functioning of the Company, and all such cash Capital Contributions shall be made by the Members in proportion to the total amount of cash Capital Contributions required to be made by the Members for such year in accordance with the Annual Budget. No interest shall be required to be paid with respect to any Capital Contribution made when due under this Agreement regardless of when such amount is required to be contributed.






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         3.2 Equalizing Contributions. It is intended by the Members that the
Capital Contributions made by the Members each year shall be in proportion to their Allocation Percentage. Therefore, at the end of each Fiscal Year, at Dissolution, or at any other time any Member so requests, if the Capital Contribution by any Member is less than the total Capital Contribution of the Members multiplied by that Members Allocation Percentage (the "Shortfall Amount"), that Member shall make an additional Capital Contribution ("Offsetting Capital Contribution") to the Company in an amount equal to the Shortfall Amount. Such Offsetting Capital Contribution shall be immediately distributed to all other Members in such proportions as may be necessary to cause the Capital Contributions of all Members during the year to be proportional to their Allocation Percentages.

         3.3 Additional Contributions and Loans. Except for the obligation of each Member to make an Offsetting Capital Contribution, if required, no Member shall be permitted or required to make any additional contribution to the capital of the Company without the consent of the Board of Managers and the Members. No Member shall lend, or be required to lend, any money to the Company or guaranty any Company indebtedness unless all Members agree to participate in such loan or guaranty in proportion to each Member's Allocation Percentage.

         3.4 Interest. No Member shall be entitled to any interest with respect to such Member's contributions to or share of the capital of the Company or its share of unallocated Net Income.

         3.5 Failure To Make Capital Contribution. In the event a Member fails to make a Capital Contribution when due hereunder to satisfy a Capital Commitment, the other Members (the "Aggrieved Members") may give the noncontributing Member notice of such failure. If such failure continues for thirty (30) days after such notice has been given, the Aggrieved Members' Allocation Percentages shall increase by an amount equal to two times the amount each Aggrieved Members' Allocation Percentage would increase if the Allocation Percentage of each Member was recomputed and determined on the basis of the Capital Contribution of each Member as of that date, and the noncontributing Member's Allocation Percentage shall decrease by such amount. In addition, the Aggrieved Members may seek any and all remedies available at law or equity. Without limitation on the preceding sentences, the Board of Managers may also require that a noncontributing Member withdraw from its status as a Member for failing to satisfy a Capital Commitment.


                                   ARTICLE IV
                                ACTION BY MEMBERS

         4.1 Meetings of Members. Meetings of Members may be held for any purpose at the request of any Member. Members may participate in a meeting of the Members by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.






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         4.2 Voting Standard. At any duly noticed meeting at which a quorum is present, the vote of the Member(s) holding an Allocation Percentage of *** or greater in the aggregate shall decide any question brought before the meeting, except to the extent that the express provisions of law or this Agreement require a different vote.


                                   ARTICLE V
                        OVERSIGHT, RESTRICTIONS; EXPENSES

         5.1 Oversight by Board of Managers. Except for situations in which the approval of the Members is required by statute or this Agreement, in accordance with Section 18-402 of the Act, the Company shall be managed and controlled by the Managers acting as a "Board of Managers." The Board of Managers may exercise all powers of the Company and do all such lawful acts and things that are not by statute, the Certificate or this Agreement, directed or required to be exercised or done by the Members themselves. It is intended that the powers and authority of the Board of Managers shall be substantially the same as the powers and authority of a board of directors of a corporation formed under the laws of the State of Delaware. Notwithstanding the foregoing, the Board of Managers may not do or permit to be done any of the following without the approval of the
Members:

              (a) Any act or thing that the Act or this Agreement requires to be approved, consented to or authorized by the Members;

              (b) Voluntarily cause the dissolution of the Company;

              (c) Compromise the liability of any Member for improper distributions; or

              (d) Sell all or a substantial part of the Company's assets, other than in the ordinary course of business.

         5.2 Number; Vacancies. The Board of Managers shall be comprised of six
(6) Managers, three of whom shall be appointed by CAT (the "CAT Managers") and three of whom may be appointed by CombiChem (the "CombiChem Managers"). A CAT Manager may be removed from office by CAT, and a CombiChem Manager may be removed from office by CombiChem, at any time for any reason. In the event that any Manager dies, resigns or is removed as a Manager, a substitute manager may be appointed by the Member that appointed the former Manager whose vacancy is being filled. On the Effective Date, the CAT Managers shall be Norman Smith, Bruce Scott and Larry Briscoe, and the CombiChem Managers shall be Diana Lees, Lee McCracken and Robert Zambias.

         5.3 Meetings of Managers. The Board of Managers may hold meetings, both regular and special, either within or without the State of Delaware. Regular meetings of the Board of Managers shall be held at least once a month for the first six (6) months after the Effective Date and at least once every other month thereafter; such meetings may be held at times and places determined by the Board of Managers. Special meetings of the Board of Managers may be


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called by any Manager on 72 hours notice to each Manager by any reasonable means, including but not limited to telephone or facsimile transmission. Subject to Sections 5.7 and 5.8, at all meetings of the Board of Managers, a majority of the Managers consisting of at least two CAT Managers and at least two CombiChem Managers shall constitute a quorum for the transaction of business. If a quorum is not present at a meeting of the Board of Managers, the Managers present may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present. Managers may participate in a meeting of the Board of Managers by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting, except that, for at least one meeting held each calendar quarter (which shall be designated by the Chair as such in advance of the meeting), the Managers must attend in person in order to participate. Meetings will alternate between the offices of the Members unless otherwise agreed. The Member hosting any meeting shall appoint a secretary to the meeting to record the minutes of the meeting, which will be circulated to the Managers promptly following the meeting for review and comment and then kept in a minute book for the Company available to all Managers and Members.

         5.4 Voting Procedures. Subject to Sections 5.7 and 5.8, the CAT Managers shall have, in the aggregate, one (1) vote, and the CombiChem Managers shall have, in the aggregate, one (1) vote, on each matter coming before the Board of Managers at a meeting. Each such vote shall be cast by a majority of the CAT Managers or the CombiChem Managers, as the case may be, in attendance at the meeting. Subject to Sections 5.7 and 5.8, any proposed action of the Board of Managers shall require approval by both votes cast at a duly called meeting of the Board of Managers at which a quorum is present to be effective.

         5.5 Action Without Meeting. Subject to Sections 5.7 and 5.8, any action required or permitted to be taken at any meeting of the Board of Managers may be taken without a meeting if all Managers consent thereto in writing, by single or counterpart writings, and the writing or writings are filed with the minutes of proceedings of the Board of Managers.

         5.6 Normal Functions of Board of Managers. Without limiting the generality of Section 5.1, and subject to the other provisions of this Agreement, the Board of Managers shall perform the functions described herein.

              (a) Prior to October 1, 1999, the Board of Managers shall consider and approve an "Annual Budget" for the Fiscal Year ending December 31, 1999, and prior to the end of each Fiscal Year thereafter, the Board of Managers shall consider and approve an "Annual Budget" for next three Fiscal Years consisting of at least ***

                                       ***
                                       ***
                                       ***. The Capital Commitment of each
Member in an Annual Budget shall be equal in proportion to each Member's Allocation Percentage. Upon the Board of Manager's approval of the Annual Budget for the Fiscal Year ending December 31, 1999, each Member shall then begin making its Capital Contribution (the


*** Portions of this page have been omitted pursuant to a request for
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                                      -8-

"Initial Contribution Date"). Neither Member shall be obligated to make a Capital Contribution for any future Fiscal Year unless and until an Annual Budget has been approved by the Board of Managers.

              (b) The Board of Managers shall oversee the business activities of the Company and at all times endeavor to operate the Company in a manner consistent with the Annual Budget.

              (c) The Board of Managers shall oversee, generally or specifically, the research and development in the Field for third parties and/or itself.

              (d) The Board of Managers shall determine the best interest of the Company in all dealings and proposed dealings with third parties and shall approve, generally or specifically, the terms of any contract, agreement, deed, lease, promissory note, or other instrument or document to be executed and delivered by the Company.

              (e) The Board of Managers shall take such steps as are reasonably necessary and prudent to protect the proprietary rights of the Company in the data, trade secrets, technical information, know-how, inventions, discoveries and other proprietary or confidential information of the Company. Such steps may include (i) filing for patents, trademarks and copyrights when and as appropriate and (ii) opposing patent, copyright and trademark applications filed by third parties which may have an adverse impact upon the Company's proprietary rights. Any such patents, trademarks or copyrights which are issued during the term of the Company shall be in the name of the Company and shall be the property of the Company.

         5.7 Executive Committee. The Members may designate two members of the Board of Managers (one of whom shall be an appointee of CombiChem and one of whom shall be an appointee of CAT) to constitute an Executive Committee. CombiChem hereby appoints Lee McCracken to initially serve on the Executive Committee, and CAT hereby appoints Norman Smith to initially serve on the Executive Committee. With respect to each member of the Executive Committee, the Board of Managers may designate an alternate for such member. The alternate of any member shall be an appointee of the Member who appointed such member. When a member of the Executive Committee is absent or disqualified, his alternate may replace him at any meeting of the Executive Committee. The Executive Committee, to the extent provided in such resolution, shall have and may exercise all of the authority of the Board of Managers in the management of the Company, provided the Executive Committee shall not have the authority of the Board of Managers in reference to increasing the compensation of the General Manager of the Company; recommending to Members the sale, lease, exchange, mortgage, pledge, or other disposition of all of substantially all of the property and assets of the Company or the purchase or acquisition of another entity or assets if not made in the usual and regular course of its business; recommending to the Members Dissolution of the Company or a revocation thereof, altering, amending or repealing this Agreement; electing or removing the General Manager of the Company or members of the Executive Committee; declaring cash or property distributions to the Members; or altering, amending or repealing any resolution of the Board of Managers which by its terms provides that it shall not be altered, amended or repealed by the Executive Committee. The designation of the Executive Committee and the delegation thereto of authority shall not operate to relieve the Board of Managers, or any member of the

Board of Managers, or any responsibility imposed upon it or him by this Agreement. The decision and resolution of the Executive Committee must be made with the unanimous approval of its acting members.

         5.8 Conflict of Interest Matters.If a Member or an Affiliate of a Member is or will be a party to a contract or an arbitration proceeding under
Section 16.2 in which the Company also is, or is proposed to be, a party, those Managers designated by that Member shall not participate in the consideration of or vote upon any proposed action by the Company concerning said contract or arbitration proceeding. Notwithstanding Sections 5.3, 5.4 and 5.5, in such an event the quorum for a meeting of the Board of Managers to consider such a proposal shall be any three (3) Managers, and the proposal shall be considered approved by the Board of Managers upon the single vote approving the proposal cast by the participating Managers at such a meeting or upon a written consent to the proposal signed by all Managers who were eligible to participate in consideration of the proposal. Without limiting the generality of the foregoing,


              (a) the CAT Managers shall not consider or vote upon any proposal by which the Company would rescind, waive, modify, enforce or exercise any remedy under or with respect to the CAT Ancillary Agreements as they relate to CAT;

              (b) the CAT Managers shall not consider or vote upon any proposal for the Company to initiate or respond to any arbitration proceeding against CAT pursuant to Section 16.2 or concerning the conduct of the Company in such a proceeding;

              (c) the CombiChem Managers shall not consider or vote upon any proposal by which the Company would rescind, waive, modify, enforce or exercise any remedy under or with respect to the CombiChem Ancillary Agreements as they relate to CombiChem; and

              (d) the CombiChem Managers shall not consider or vote upon any proposal for the Company to initiate or respond to any arbitration proceeding against CombiChem pursuant to Section 16.2 or concerning the conduct of the Company in such a proceeding.

         5.9 Loss of Vote. In the event one Member increases its Allocation Percentage pursuant to Section 3.6(b) on account of the failure of another Member to make Capital Contributions sufficient to satisfy its Capital Commitments and, as a result, said Member's Allocation Percentage in not less than ***, the voting right of the Managers designated by the noncontributing Member shall be suspended until such time (if ever) as said Member's Allocation Percentage is greater than ***. Notwithstanding Section 5.3, 5.4 and 5.5, during any such suspension the quorum for a meeting of the Board of Managers shall be any three (3) Managers, and the Board of Managers will act upon the single vote then eligible to be cast or upon a written consent signed by all Managers who were eligible to participate in the casting of that vote.

         5.10 Manager Compensation and Expenses. The Board of Managers shall receive no compensation from the Company for their services as Managers, but each Manager shall be


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                                      -10-
reimbursed for his or her reasonable out-of-pocket expenses incurred in attending meetings of the Board of Managers and performing related duties of the office under reasonable reimbursement procedures.


                                   ARTICLE VI
                                     NOTICES

         6.1 Notices. Whenever notice or demand is required to be given to any Member by the Act, the Certificate or this Agreement, it shall be given in writing, by mail, addressed to such Member at such Member's address as it appears on the records of the Company with postage thereon prepaid, and shall be deemed given three days after it is deposited in the United States mail. Notice to Members may also be given by facsimile and shall be deemed given upon the sending thereof with electronic confirmation of receipt.

         6.2 Waiver of Notice. A Member may waive notice, provided that the waiver is in writing signed by the Member whether before or after the notice is required to be given.


                                   ARTICLE VII
                                    OFFICERS

         7.1 Chair. The initial Chair of the Board of Managers shall be Lee McCracken who shall serve in such capacity until the end of Fiscal Year 2001. Then CAT shall designate one Manager from among the CAT Managers to serve as Chair of the Board of Managers for a term of two (2) years concurrent with the next two Fiscal Years. Thereafter the Chair shall be a CombiChem Manager designated by CombiChem, then a CAT Manager designated by CAT, and so forth for successive two year terms. In the event a Chair ceases to be a Manager during his or her term of office as the Chair, the Member which appointed the former Chair shall designate another Manager to serve as the Chair for the balance of the former Chair's term. The Chair shall preside at all meetings of the Board of Managers.

         7.2 General Manager. The Members shall appoint a General Manager of the Company, who shall receive instructions from and report to the Board of Managers. The position of General Manager will alternate between a person nominated by CAT and a person nominated by CombiChem for two-year terms. The first nomination of a General Manager will be made by CAT and shall be Bruce Scott who shall serve in such capacity until the end of Fiscal Year 2001. Then CombiChem shall designate the General Manager to serve for a term of two (2) years concurrent with the next two Fiscal Years. Thereafter the General Manager shall be designated by CAT, then designated by CombiChem, and so forth for successive two year terms. In the event the General Manager ceases service to the Company during his or her term of office as the General Manager, the Member which appointed the former General Manager shall designate a replacement to serve as the General Manager for the balance of the former General Manager's term. The day to day management duties of the General Manager and any other management personnel appointed by the Board of Managers shall be as determined by the Board of Managers. The General Manager shall be the principal executive officer of the Company, and, subject to the control of the Board of Managers, shall have general control and supervision of the policies and operations of the Company and shall see that all orders and resolutions of the Board of Managers are carried into effect. He or she shall manage and administer the

Company's business and affairs and perform all duties and exercise powers usually pertaining to the position of General Manager, and shall perform such further duties and exercise such further powers as may be assigned to him or her from time to time by the Board of Managers. Subject to the limitations established by the Board of Managers, he or she shall have the authority to sign, subject to further resolution of the Board of Managers, in the name and on behalf of the Company, checks, orders, contracts, leases, notes, drafts and other documents and instruments of the Company.

         7.3 Other Officers. The Board of Managers may create such other offices and elect such other officers as it deems appropriate. Any number of offices may be held by the same person. The duties of such officers shall be established from time to time by the Board of Managers.

         7.4 Contracts. After the Effective Date, the Board of Managers shall expressly designate the General Manager or one or more Managers or officers to execute and deliver, on behalf of the Company, any contract, agreement, deed, lease or other document or instrument approved generally or specifically by it, and any such document or instrument executed and delivered by such an authorized Person or Persons shall be deemed to have been duly executed and delivered by the Company. No Member's signature shall be required in connection with execution and delivery on such documents and instruments by the Company, and third parties to such documents and instruments shall be entitled to rely upon the Board of Manager's general or specific approval and delegation of authority to the signatory or signatories on behalf of the Company without otherwise ascertaining whether the requirements of this Agreement have been satisfied.


                                  ARTICLE VIII
                             ACCOUNTING AND RECORDS

         8.1 Financial Statements and Records. The Company shall prepare its financial statements and tax returns using such methods of accounting as the Board of Managers deems necessary or appropriate. The Company shall maintain proper and complete books of account and records of the business of the Company, under the supervision of the Board of Managers, at the Company's principal office or at such other place or places as may be designated by the Board of Managers. The Board of Managers shall give notice to each Member of any change in the location of the books and records.

         8.2 Inspection of Books. The Company's books and records shall be open to inspection, audit and copying by any Member, or such Member's designated representative, upon reasonable notice at any time during business hours for any purpose reasonably related to the Member's interest in the Company. Any information so obtained shall be kept confidential by the Member except as required by law.

         8.3 Annual and Monthly Reports. Financial statements of the Company shall be prepared as of the end of each Fiscal Year and audited by a firm of independent certified public accountants selected by the Board of Managers, provided, however, that the Board of Managers may waive the audit requirement at any time and for any reason. A copy of the annual financial statements shall be transmitted to the Members within 45 days after the end of each Fiscal Year.

In addition, the Company shall cause unaudited monthly financial statements, including a comparison of actual results to the projections found in the Annual Budget applicable for the reporting period, to be prepared and distributed to the Members within 30 days after the end of each month beginning with December 1999.

         8.4 Tax Returns. Within 90 days after the end of each Fiscal Year, the Board of Managers shall file a federal income tax information return and transmit to each Member a schedule showing such Member's distributive share of the Company's income, deductions and credits, and all other information necessary for such Member to timely file its own federal income tax return for the Fiscal Year. The Board of Managers similarly shall file, and provide information to the Members regarding, all appropriate state and local income tax returns.


                                   ARTICLE IX
                                   ALLOCATIONS

         9.1 Allocation of Net Income or Net Loss. For each Accounting Period , Net Income or Net Loss of the Company, or items thereof, shall be allocated to the Members in proportion to each Member's Allocation Percentage.

         9.2 Partnership Status. The Members agree that the Company shall be treated as a partnership for all U.S. federal income tax purposes.


                                   ARTICLE X
                                  DISTRIBUTIONS

         10.1 Allocation of Distributions among Members. All distributions by the Company to the Members shall be made in proportion to each Member's Allocation Percentage at the time of the distribution.

         10.2 Discretionary Distributions. The Board of Managers may cause the Company to make distributions to the Members in accordance with Section 10.1 in such amounts and at such times as they shall from time to time determine to be in the best interests of the Company and its Members; provided, however, that distribution of an amount equal to any estimated distribution amount set forth in the Annual Budget for a Fiscal Year shall be presumptively valid if the Company realized excess cash flow in at least that amount from operations during that Fiscal Year. If any assets are distributed in kind, then they shall be distributed on the basis of the fair market value thereof as determined by the Members, and shall be deemed to have been sold at such fair market value for purposes of the allocations under Article IX. The Members agree that it is their intent, if the Board of Managers deem it to not be detrimental to the Company, to immediately distribute to the Members any milestone payments and royalties received by the Company from third parties. Any Offsetting Capital Contribution made by a Member shall be immediately distributed to the other Member.

         10.3 No Other Withdrawals. Except as otherwise expressly provided for in this Agreement, no withdrawals or distributions shall be required or permitted.

                                   ARTICLE XI
                                    TRANSFERS

         11.1 Transfer of Membership. A Member may Transfer all or a portion of its membership in the Company to another Member. A Member may also Transfer all or a portion of its membership to a Substitute Member, and the Substitute Member will be admitted to the Company as a member, only if: (i) the Substitute Member shall have agreed in writing to assume all of the obligations of the Member with respect to the membership being so Transferred (including the obligations imposed hereunder as a condition to any transfer); (ii) the Board of Managers shall have concluded (which conclusion may be based upon an opinion of counsel satisfactory to it) that the Transfer will not result in a termination of the Company for federal or state income tax purposes, result in (or materially increase the risk of) the Company being taxable as a corporation for federal income tax purposes, or result in a violation of any law, rule or regulation by the Member, the Substitute Member, the Company or the other Member(s); and (iii) all other Member(s) shall have consented to the Transfer, such consent not to be unreasonably withheld.

         11.2 Transfer Void. Any purported Transfer of a Member's membership in contravention of this Article XI shall be void and of no effect to, on or against the Company, any Member, any creditor of the Company or any claimant against the Company.

         11.3 Transfer of Control of Member. Any Transfer of legal or beneficial ownership or control of a Member, whether by sale or issuance of the Member's equity securities, voting trust agreement, irrevocable proxy or otherwise, shall be deemed an attempted Transfer of the membership by that Member for purposes of this Article XI in contravention of Section 11.1.

         11.4 Transfer of Control of Members or their Affiliates.

              (a) If there is any Transfer of legal or beneficial ownership or control of *** , whether by sale or issuance of equity securities, voting trust agreement, irrevocable proxy or otherwise, *** may, in its sole discretion, offer to purchase some or all of *** membership in the Company. *** shall immediately deliver to *** and the Board of Managers on behalf of the Company written notice of such offer ("Offer Notice"). *** and *** shall have a period of thirty (30) days following the receipt of the Offer Notice ("Member Option Period") to negotiate in good faith the terms (including price) on which *** will purchase *** membership in the Company. If no agreement is reached between *** and *** within the Member Option Period, *** shall give written notice ("Election Notice") on or before the third business day after the last day of the Member Option Period that *** elects either (i) to not purchase *** membership in the Company, or (ii) to purchase *** membership in the Company at a price to be determined by the process described below. If *** elects to purchase *** membership interest in the Company, then within sixty (60) days after the date of the Election Notice *** and *** will each submit to the other a price (respectively, the "Election Price") for *** membership interest in the Company, together with the report of an independent appraiser that


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                                      -14-
supports the Election Price. If the higher of the Election Prices is not more than *** higher than the lower of the Election Prices, then *** will purchase *** membership interest in the Company at a price that is the *** . If the preceding sentence does not apply, then the two independent appraisers will select a third independent appraiser, and the third appraiser shall determine the price for *** membership interest in the Company within thirty (30) days after this selection; provided, the price determined by the third appraiser must be *** . The closing of the purchase of *** membership interest in the Company by *** shall take place within thirty (30)days after the price of *** membership interest in the Company has been determined by the process described above.

              (b) If there is any Transfer of legal or beneficial ownership or control of *** , whether by sale or issuance of equity securities, voting trust agreement, irrevocable proxy or otherwise, *** may, in its sole discretion, offer to purchase some or all of *** membership in the Company. *** shall immediately deliver to *** and the Board of Managers on behalf of the Company written notice of such offer ("Offer Notice"). *** and *** shall have a period of thirty (30) days following the receipt of the Offer Notice ("Member Option Period") to negotiate in good faith the terms (including price) on which *** will purchase *** membership in the Company. If no agreement is reached between *** and *** within the Member Option Period, *** shall give written notice ("Election Notice") on or before the third business day after the last day of the Member Option Period that *** elects either (i) to not purchase *** membership in the Company, or (ii) to purchase *** membership in the Company at a price to be determined by the process described below. If *** elects to purchase *** membership interest in the Company, then within sixty (60) days after the date of the Election Notice *** and *** will each submit to the other a price (respectively, the "Election Price") for *** membership interest in the Company, together with the report of an independent appraiser that supports the Election Price. If the higher of the Election Prices is not more than *** higher than the lower of the Election Prices, then *** will purchase *** membership interest in the Company at a price *** . If the preceding sentence does not apply, then the two independent appraisers will select a third independent appraiser, and the third appraiser shall determine the price for *** membership interest in the Company within thirty (30) days after this selection; provided, the price determined by the third appraiser must be *** . The closing of the purchase of *** membership interest in the Company by *** shall take place within thirty (30)days after the price of *** membership interest in the Company has been determined by the process described above.


                                  ARTICLE XII
                               BUY-SELL PROVISION

         12.1 Application. The procedures described in this Article XII are available only so long as there are only two Members admitted to the Company. Either Member may initiate the procedures, by giving the other Member notice pursuant to Section 12.2(a), during the ninety


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                                      -15-

(90) days following (i) dissolution of the Company pursuant to Section 14.1 or
(ii) declaration of a Board Deadlock pursuant to Section 16.1. In addition, an Aggrieved Member under Section 3.6(a) may initiate the procedures, by giving the other Member notice pursuant to Section 12.2(a), as provided therein.

         12.2 Procedures. If at any time a Member ("Offering Member") desires to offer to sell some or all of its membership in the Company ("Offered Interest") to the other Member, such Offering Member shall immediately deliver to the other Member ("Nonselling Member) and the Board of Managers on behalf of the Company written notice of such offer ("Offer Notice"). The Offering Member and the Nonselling Member shall negotiate in good faith the terms (including price) on which the Nonselling Member will purchase the Offered Interest, if the Nonselling Member desires to purchase the Offered Interest.


                                  ARTICLE XIII
                   INDEMNIFICATION AND LIMITATION OF LIABILITY

         13.1 Indemnification.

              (a) To the extent permitted by the Act and by law, the Managers, the Members as such, and the directors, officers, employees and agents of any of the foregoing (herein collectively referred to as "Indemnitees") shall, in accordance with this Section, be indemnified and held harmless by the Company from and against any and all loss, claims, damages, liabilities joint and several, expenses, judgments, fines, settlements and other amounts arising from any and all claims (including reasonable legal expenses and reasonable attorneys' fees), demands, actions, suits or proceedings (civil, criminal, administrative or investigative) in which the Indemnitee may be involved, as a party or otherwise, by reason of management of, or involvement in, the affairs of the Company, or rendering of advice or consultation with respect thereto, or which relate to the Company, its properties, business or affairs, if (i) such Indemnitee acted in good faith and in a manner such Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Company, and
(ii) with respect to any criminal proceeding, such Indemnitee had no reasonable cause to believe the conduct of such Indemnitee was unlawful. The termination of a proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere, or its equivalent, shall not, of itself, create a presumption that the Indemnitee did not act in good faith and in a manner which the Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Company or that the Indemnitee had reasonable cause to believe that the Indemnitee's conduct was unlawful (unless there has been a final adjudication in the proceeding that the Indemnitee did not act in good faith and in a manner which the Indemnitee reasonably believed to be in or not opposed to the best interests of the Company; or that the Indemnitee did have reasonable cause to believe that the Indemnitee's conduct was unlawful).

              (b) The Company may also indemnify any Person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action by or in the right of the Company to procure a judgment in its favor by reason of the fact that such Person is or was an officer, employee or agent of the Company, against expenses reasonably incurred by such Person in connection with the defense or settlement of such action, if such Person acted in good faith and in a manner such Person reasonably believed to be in, or not opposed to, the best interests of the Company, except that indemnification shall be made in respect of any claim, issue or matter as to which such Person shall have been adjudged to be liable for misconduct in the performance of the Person's duty to the Company only to the extent that the court in which such action or suit was brought, or another court of appropriate jurisdiction, determines upon application that, despite the adjudication of liability, but in view of all circumstances of the case, such Person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper. To the extent that the Person has been successful on the merits or otherwise in defense of any proceedings referred to herein, or in defense of any claim, issue or matter therein, the Person shall be indemnified by the Company against expenses actually and reasonably incurred by the Person in connection therewith. Notwithstanding the foregoing, no Person shall be entitled to indemnification hereunder for any conduct arising from the gross negligence or willful misconduct or reckless disregard in the performance of the Person's duties under this Agreement.

              (c) Expenses (including attorneys' fees) incurred in defending any proceeding under Sections 13.1 (a) or (b) shall be paid by the Company in advance of the final disposition of such proceeding upon receipt of an undertaking by or on behalf of the Indemnitee or Person to repay such amount if it shall ultimately be determined that the Indemnitee or Person is not entitled to be indemnified by the Company as authorized hereunder.

              (d) The indemnification provided by this Section 13.1 shall not be deemed to be exclusive of any other rights to which any Person may be entitled under any agreement, or as a matter of law, or otherwise, both as to action in a Person's official capacity and to action in another capacity.

              (e) The Board of Managers shall have power to purchase and maintain insurance on behalf of the Company, the Managers, Members, officers, employees or agents of the Company and any other Indemnitees at the expense of the Company, against any liability asserted against or incurred by them in any such capacity whether or not the Company would have the power to indemnify such Persons against such liability under the provisions of this Agreement.

         13.2 Limitation of Liability. Notwithstanding anything to the contrary herein contained, the debts, obligations and liabilities of the Company shall be solely the debts, obligations and liabilities of the Company; and no Manager or Member shall be obligated personally for any such debt, obligation or liability of the Company solely by reason of being a Manager or Member of the Company.


                                   ARTICLE XIV
                                   TERMINATION

         14.1 Termination. The Company shall be dissolved, its assets disposed of, and its affairs wound up upon the first to occur of the following:

              (a) mutual agreement by all Members;

              (b) the failure of the Board of Managers to agree on an Annual Budget for any fiscal year;

              (c) the affirmative vote of the Member(s) holding at least *** of the aggregate Allocation Percentages;

              (d) the entry of a decree of judicial dissolution under the Act;
or

              (e) 90 days following the occurrence of a Dissolution Event.

         The following procedure is available only so long as there are only two Members admitted to the Company. The Company shall also be dissolved, its assets disposed of, and its affairs wound up if either Member gives notice to the other Member of its desire to dissolve the Company at least ninety (90) days prior to any annual anniversary of the Effective Date; such dissolution of the Company shall become effective as of the respective anniversary of the Effective Date.

         14.2 Continuance of the Company. Notwithstanding Section 14.1(d), upon the occurrence of a Dissolution Event, the remaining Member or Members may avoid dissolution of the Company by electing, within 90 days after a Dissolution Event, to continue the business of the Company on the same terms as this Agreement, except if the Dissolution Event is due to a material breach by any Member, that Member's Allocation Percentage shall be reduced to zero. Expenses incurred in the continuance of the Company shall be deemed expenses of the Company.

         14.3 Authority to Wind Up. The Board of Managers shall have all necessary power and authority required to marshal the assets of the Company, to pay its creditors and liabilities, to distribute assets and otherwise wind up the business and affairs of the Company. The Board of Managers shall continue to conduct the business and affairs of the Company for such period as may be necessary to allow an exercise of purchase rights under Article XII ( and consummation of any purchase and sale resulting from the exercise of such rights) and shall thereafter continue to conduct the business and affairs of the Company only insofar as such continued operation remains consistent, in the judgment of the Board of Managers, with an orderly winding up of the Company.

         14.4 Winding Up and Certificate of Cancellation.The winding up of the Company shall be completed when all debts, liabilities and obligations of the Company have been paid and discharged or reasonably adequate provision therefor has been made, and all of the remaining property and assets of the Company have been distributed to the Members. Upon the completion of winding up of the Company, a Certificate of Cancellation shall be filed with the Office of the Secretary of State of Delaware.

         14.5 Distribution of Assets. Upon dissolution and winding up of the Company, the affairs of the Company shall be wound up and the Company liquidated by the Board of


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                                      -18-

Managers. Pursuant to such liquidation, the assets of the Company in the form of intellectual property owned by the Company (other than rights under the CAT License and the CombiChem License which are addressed in each such license agreement) shall be distributed in kind, and the other assets of the Company shall be sold unless the Members shall consent to a distribution in kind of such other assets. If the Members do not consent to a distribution in kind but the Board of Managers determines that an immediate sale would be financially inadvisable, they may defer sale of the Company assets for a reasonable time. If any assets are distributed in kind, then they shall be distributed on the basis of the fair market value thereof as determined by appraisal, and shall be deemed to have been sold at such fair market value for purposes of the allocations under Article IX. Unless the Members otherwise agree, if any assets are to be distributed in kind, they shall be distributed to the Members, as tenants-in-common, in undivided interests in proportion to distributions to which the Members are entitled under this Section 14.5. The assets of the Company, whether cash or in kind, shall be distributed as follows in accordance with the Act:

              (a) to creditors of the Company in the order of priority provided by law; and

              (b) the Members in proportion to each Member's Allocation Percentage.

         14.6 Effect of Termination. The Company shall terminate and cease to exist when all of its assets have been sold and/or distributed and all of its affairs have been wound up.


                                   ARTICLE XV
                                   DEFINITIONS

         15.1 Definitions. The following terms shall have the meanings set forth herein for purposes of this Agreement:

              (a) "Accounting Period" shall mean, for each Fiscal Year, the period beginning January 1 and ending December 31, provided however, that the first Accounting Period shall commence on the date of formation of the Company, the last Accounting Period shall end on the date of the final winding up of the affairs of the Company, and a new Accounting Period shall commence on any date on which the Company terminates for tax purposes.

              (b) "Act" shall have the meaning set forth in Section 1.1.

              (c) "Allocation Percentage" shall have the meaning set forth in
Section 2.3.

              (d) "Additional Members" shall be those Members who make a Capital Contribution to the Company after the Effective Date and are not Initial Members.

              (e) "Affiliate" shall mean, with respect to a specified Person, (other than a natural person), a Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the specified Person.

              (f) "Agreement" shall mean this Limited Liability Company Operating Agreement as the same may be amended from time to time.

              (g) "Annual Budget" shall mean the budget of income and expenses for the Company for each Fiscal Year, and related financial information, approved by the Board of Managers pursuant to Section 5.6 (a).

              (h) "Certificate" shall have the meaning set forth in Section 1.1.

              (i) "Bankruptcy" shall mean, with respect to any Person, that a petition shall have been filed by or against such Person as a "debtor" and the adjudication of such Person as a bankrupt under the provisions of the bankruptcy laws of the United States of America shall have commenced, or that such Person shall have made an assignment for the benefit of its creditors generally or a receiver shall have been appointed for substantially all of the property and assets of such Person.

              (j) "Board of Managers" shall have the meaning set forth in
Section 5.1.

              (k) "Capital Commitment" shall mean, for each Member, the amount of money and/or property required to be contributed by that Member to the capital of the Company pursuant to Article III.

              (l) "Capital Contribution" shall mean, for each Member, that amount of property, services and/or money, or its equivalent, actually contributed by that Member to the capital of the Company pursuant to Article III.

              (m) "Carrying Value" means, with respect to any asset, the asset's adjusted basis for federal income tax purposes, except as follows:

                  (1) The initial Carrying Value of any asset contributed by a Member to the Company shall be the agreed-upon fair market value of the asset upon contribution, as determined by the contributing Member and the Company. The initial Carrying Value of any asset contributed to the Company as a Capital Contribution shall be set forth in the Annual Budget calling for that Capital Contribution.

                  (2) In the discretion of the Board of Managers, the Carrying Values of all assets may be adjusted to equal their respective fair market values, as determined by the Board of Managers, and the resulting unrecognized gain or loss allocated to each Member as though such assets had been sold for their respective fair market values as of the following times: (A) the increase in a Member's Allocation Percentage in exchange for more than a de minimis Capital Contribution; and (B) the distribution by the Company to a Member of more than a de minimis amount of assets, unless all Members receive simultaneous distributions of either undivided interests in the distributed property or identical assets in proportion to their Allocation Percentages.

                  (3) The Carrying Values of all assets shall be adjusted to equal their respective fair market values, as determined by the Board of Managers, and the resulting unrecognized gain or loss allocated to each Member as though such assets had been sold for their respective fair market values as of the following times: (A) the date the Company is liquidated within the meaning of Treasury Regulation Section 1.704-1 (b)(2)(ii)(g); and (B) the termination of the Company pursuant to the provisions of this Agreement.

                  (4) The Carrying Values of assets shall be increased or decreased to the extent required under Treasury Regulation Section 1.704-1(b)(2)(iv)(m) in the event that the adjusted tax basis of assets is adjusted pursuant to Code Sections 732, 734 or 743.

                  (5) The Carrying Value of an asset that is distributed (whether in liquidation of the Company or otherwise) to one or more Members shall be adjusted to equal its fair market value, as determined by the Board of Managers, and the resulting unrecognized gain or loss allocated to each Member as though such asset had been sold for such fair market value.

                  (6) The Carrying Value of an asset shall be adjusted by the depreciation, amortization or other cost recovery deductions, if any, taken into account by the Company with respect to such asset in computing Net Profit or Net Loss.

              (n) "CAT Ancillary Agreements" shall mean the Services Agreement, the CAT License and all other agreements between CAT and/or its Affiliates and the Company.

              (o) "CAT" shall mean Catalytica Advanced Technologies, Inc., a Delaware corporation.

              (p) "CAT License" shall mean that certain License Agreement of even date herewith between CAT and the Company.

              (q) "Catalytic Materials" shall have the meaning set forth in
Section 1.5.

              (r) "Code" shall mean the Internal Revenue Code of 1986, as amended.

              (s) "CombiChem Ancillary Agreements" shall mean the Services Agreement, the CombiChem License and all other agreements between CombiChem and/or its Affiliates and the Company..

              (t) "CombiChem" shall mean CombiChem, Inc., a Delaware corporation.

              (u) "CombiChem License" shall mean that certain License Agreement of even date herewith between CombiChem and the Company.

              (v) "Dissociated Member" shall have the meaning set forth in
Section 2.6.

              (w) "Dissolution" of a Member that is not a natural person shall mean that such Member has terminated its existence, whether partnership, corporate or limited liability company, wound up its affairs and dissolved; provided, however, that a change in the membership of any Member that is a general partnership shall not constitute "Dissolution" hereunder, whether or not the Member is deemed technically dissolved for partnership law purposes, so long as the business of the Member is continued.

              (x) "Dissolution Event" shall mean (i) a material breach by either Member of such Member's obligations under this Agreement or any of the CAT Ancillary Agreements or CombiChem Ancillary Agreements that has not been cured by such Member within ninety (90) days after receiving notice from the other Member or the Company of such breach or (ii) the

Bankruptcy or Dissolution of a Member, the occurrence of which terminates the Member's continued membership in the Company and results in the dissolution and winding up of the Company under the Act unless the remaining Members (if more than one) unanimously agree otherwise pursuant to Section 14.2.

              (y) "Effective Date" shall mean the later of (i) the date on which the Certificate is filed in the office of the Secretary of State of Delaware, or
(ii) the date on which this Agreement is executed and delivered by the Initial Members, the CAT Ancillary Agreements are executed and delivered by the parties thereto, and the CombiChem Ancillary Agreements are executed and delivered by the parties thereto.

              (z) "Field" shall have the meaning set forth in the CAT License and the CombiChem License.

              (aa) "Fiscal Year" shall mean the period from January 1 to December 31 of each year, or as otherwise required by law.

              (bb) "Initial Contribution Date" shall have the meaning set forth in Section 5.6.

              (cc) "Initial Members" shall have the meaning set forth in Section 2.1.

              (dd) "Manager" shall mean a natural person appointed to the Board of Managers under Article V and who has not resigned or been removed as a manager pursuant to this Agreement.

              (ee) "Members" shall mean the Initial Members of the Company and all Substitute Members and Additional Members, but does not include Dissociated Members.

              (ff) "Net Income or Net Loss" shall mean the net book income or loss of the Company for any relevant period. The net book income or loss of the Company shall be computed in accordance with federal income tax principles (i) under the method of accounting elected by the Company for federal income tax purposes, (ii) as applied without regard to any recharacterization of transactions or relationship that might otherwise be required under such tax principles and (iii) as otherwise adjusted by:

                   (1) including as income or deductions, as appropriate, any tax-exempt income and related expenses that are neither properly included in the computation of taxable income nor capitalized for federal income tax purposes;

                   (2) including as a deduction when paid or incurred (depending on the Company's method of accounting) any amounts utilized to organize the Company or to promote the sale of (or to sell) an interest in the Company, except that amounts for which an election is properly made by the Company under
Section 709(b) of the Code shall be accounted for as provided therein; and

                   (3) calculating the gain or loss on disposition of assets and the depreciation, amortization or other cost-recovery deductions, if any, with respect to assets by reference to their Carrying Values rather than their adjusted tax basis.

              (gg) "Person" shall mean a natural person, partnership (whether general or limited), limited liability company, trust, estate, association, corporation, custodian, nominee, or any other individual or entity in its own or representative capacity, whether domestic or foreign.

              (hh) `Services Agreement" shall mean that certain Services Agreement of even date herewith between CAT, CombiChem and the Company.

              (ii) "Substitute Member" shall mean any Person to whom a Member's membership in the Company is Transferred in whole or in part.

              (jj) "Transfer" shall mean any transfer, sale, exchange, encumbrance, pledge, mortgage, assignment or other disposition, whether voluntary or involuntary.

              (kk) "Treasury Regulation" shall mean any regulation issued by the United States Department of the Treasury pursuant or relating to the Code.


                                   ARTICLE XVI
                               DISPUTE RESOLUTION

         16.1 Board of Managers Deadlock. In the event of any deadlock in voting at a meeting of the Board of Managers regarding any material decision relating to the Company, any Manager may declare the existence of a deadlocked vote, in which event the proposal or other subject matter of the deadlocked vote shall be referred by the Company first to the Executive Committee who shall confer in good faith in an effort to eliminate the deadlock and otherwise consider the matter for a period of thirty (30) days following referral. If the deadlock is not so broken by that date, the Executive Committee shall submit the proposal or other subject matter of the deadlocked vote to the chief executive officer of CombiChem and the chief executive officer of Catalytica, Inc., the sole stockholder of CAT, who shall confer in good faith in an effort to eliminate the deadlock and otherwise consider the matter for a period of thirty (30) days following referral. If the deadlock is not so broken by that date, either Member may declare that a Board Deadlock exists, and exercise the rights provided in
Section 12.1, at any time during the next ninety (90) days.

         16.2 Arbitration. Except as hereinabove provided, any controversy between the Members and any claim by one Member against the Company or another Member arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration in San Francisco, California in accordance with the then-applicable commercial arbitration rules of the American Arbitration Association. Judgment upon the award rendered may be entered into any court having jurisdiction thereof. The losing party shall bear the costs and expenses of such arbitration.

                                  ARTICLE XVII

                                  MISCELLANEOUS

         17.1 Amendment. Except as provided herein, this Agreement may be amended only with the written consent of a majority of the Board of Managers and of Member(s) holding at least *** of the aggregate Allocation Percentages of all Members.

         17.2 Withholding Taxes.

              (a) The Company shall at all times be entitled to make payments with respect to any Member in amounts required to discharge any obligation of the Company to withhold or make payments to any governmental authority with respect to any federal, state, local or other jurisdictional tax liability of such Member arising as a result of such Member's interest in the Company. To the extent each such payment satisfies an obligation of the Company to withhold with respect to any distribution to a Member on which the Company did not withhold or with respect to any Member's allocable share of the income of the Company, each such payment shall be deemed to be a loan by the Company to such Member (which loan shall be deemed to be immediately due and payable) and shall not be deemed a distribution to such Member. The amount of such payments made with respect to such Member, plus interest on each such amount from the date of each such payment until such amount is repaid to the Company accruing at an interest rate per annum equal to the Bank of America prime rate from time to time in effect, shall be repaid to the Company by (i) deduction from any cash distributions made to such Member pursuant to this Agreement; (ii) deduction from any non-cash distributions made to such Member, or (iii) earlier payment by such Member to the Company, in each case as determined by the Board of Managers in its sole discretion. The Board of Managers may, in its discretion, defer making distributions to any Member owing amounts to the Company pursuant to this Section until such amounts are paid to the Company and shall in addition exercise any other rights of a creditor with respect to such amounts.

              (b) Each Member agrees to indemnify and hold harmless the Company, the Managers and the Members, from and against any liability for taxes, interest or penalties that may be asserted by reason of the failure to deduct and withhold tax on amounts distributable or allocable to said Member. Any amount payable as indemnity hereunder by a Member shall be paid promptly to the Company upon request for such payment from the Board of Managers, and if not so paid, the Board of Managers and the Company shall be entitled to claim against and deduct all such amounts from the allocated portion of Net Profits of, or from any distribution due to, the affected Member.

         17.3 Publicity. The Members will mutually and reasonably approve the timing, content and dissemination of any public announcement, except to the extent that any such party is not reasonably able to consult in a timely manner with or obtain the approval of the other parties when disclosures are required by applicable law; and, provided further, that either party may disclose the transactions contemplated by this Agreement, the CAT Ancillary Agreements or the CombiChem Ancillary Agreements and the terms hereof and thereof in connection with


*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

any bona fide corporate finance transaction (including ongoing credit facilities), the merger or consolidation of a party or any other transaction effecting a significant change in the ownership or control of a Member or an Affiliate or all or substantially all of a Member's or an Affiliate's business, assets or stock, or other similar corporate transaction or purpose not related to pricing strategies or marketing plans.

         17.4 Further Assurances. The parties agree to execute and deliver any further instruments or documents and perform any additional acts that are or may become necessary to effectuate and carry on the Company created by this Agreement.

         17.5 Construction. Every covenant, term and provision of this Agreement shall be construed simply according to its fair meaning and not strictly for or against any Member.

         17.6 Time. In computing any period of time pursuant to this Agreement, the day of the act, event or default from which the designated period of time begins to run shall not be included, but the time shall begin to run on the next succeeding day. The last day of the period so computed shall be included, unless it is not a business day, in which event the period shall run until the end of the next business day.

         17.7 Headings. Section and other headings contained in this Agreement are for reference purposes only and are not intended to describe, interpret, define, or limit the scope, extent, or intent of this Agreement or any provision hereof.

         17.8 Severability. Except as otherwise provided in the succeeding sentence, every provision of this Agreement is intended to be severable, and, if any term or provision of this Agreement is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity or legality of the remainder of this Agreement. The preceding sentence of this Section shall be of no force or effect if the consequence of enforcing the remainder of this Agreement without such illegal or invalid term or provision would be to cause Member to lose the material benefit of its economic bargain.

         17.9 Variation of Terms. All terms and any variations thereof shall be deemed to refer to masculine, feminine, or neuter, singular or plural, as the identity of the Person or Persons may require.

         17.10 Governing Law. The laws of the State of Delaware shall govern the validity of this Agreement, the construction of its terms, and the interpretation of the rights and duties arising hereunder.

         17.11 Binding Effect. Subject to the restrictions on Transfer set forth in Article XI, this Agreement shall be binding on and inures to the benefit of the Members and their respective transferees, successors, assigns and legal representatives.

         17.12 Entire Agreement. This Agreement constitutes the entire agreement among the parties with respect to the subject matter herein.

         17.13 Counterparts.This Agreement may be executed in one or more counterparts with the same force and effect as if each of the signatories had executed the same instrument.


               [Remainder of This Page Intentionally Left Blank]

         IN WITNESS WHEREOF, all of the Members of Aperion LLC, a Delaware limited liability company, have executed this Limited Liability Company Operating Agreement as of the day and year first above written.



                                        MEMBERS:

                                        CATALYTICA ADVANCED TECHNOLOGIES, INC.,
                                        a Delaware Corporation


                                        By:  /s/ Lawrence W. Briscoe
                                           -------------------------------------
                                        Name:  Lawrence W. Briscoe
                                             -----------------------------------
                                        Title:  CFO
                                              ----------------------------------


                                        Address:   430 Ferguson Drive
                                                   Mountain View, CA  94043





                                        COMBICHEM, INC., a Delaware corporation


                                         By: /s/ Vicente Anido, Jr.
                                           -------------------------------------
                                         Name: Vicente Anido, Jr.
                                             -----------------------------------
                                         Title: President and CEO
                                              ----------------------------------

                                        Address:   9050 Camino Santa Fe
                                                   San Diego, CA  92121